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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               __________________

                                    Form 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               __________________


       Date of report (Date of earliest event reported): October 16, 2006

                          CNB FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


        West Virginia                  0-30665                    55-0773918
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(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)



                            101 S, WASHINGTON STREET
                           BERKELEY SPRINGS, WV 25411
          (Address, including zip code, of principal executive offices)


       Registrant's telephone number, including area code: (304) 258-1520


                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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                       SECTION 2 -- FINANCIAL INFORMATION

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


         On October 16, 2006, CNB Financial Services, Inc. ("the Company") issued a press release, attached as Exhibit 99, announcing the Company's third quarter 2006 earnings. Furnished as Exhibit 99 and incorporated herein by reference is the press release issued by the Company announcing its third quarter 2006 earnings.

                 SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

                99              Press release issued on October 16, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CNB FINANCIAL SERVICES, INC.


                                             By:  /s/ Thomas F. Rokisky
                                                  ---------------------
                                                  Thomas F. Rokisky
                                                  President/CEO


Date:  October 16, 2006